                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-63685

                                                PROSPECTUS - JANUARY 28, 2000

MORGAN STANLEY DEAN WITTER

              ----------------------------------------------------------------

                                                           MID-CAP EQUITY TRUST






                               [GRAPHIC OMITTED]














                        A MUTUAL FUND THAT SEEKS LONG-TERM CAPITAL APPRECIATION



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                    Investment Objective .............................1

                            Principal Investment Strategies ..................1

                            Principal Risks ..................................2

                            Past Performance .................................3

                            Fees and Expenses ................................4

                            Additional Investment Strategy Information .......5

                            Additional Risk Information ......................6

                            Fund Management ..................................7

Shareholder Information     Pricing Fund Shares ..............................9

                            How to Buy Shares ................................9

                            How to Exchange Shares ..........................11

                            How to Sell Shares ..............................13

                            Distributions ...................................15

                            Tax Consequences ................................15

                            Share Class Arrangements ........................16

Financial Highlights        .................................................24

Our Family of Funds         ...................................Inside Back Cover

                            This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND


[GRAPHIC OMITTED]
INVESTMENT OBJECTIVE
--------------------------------
Morgan Stanley Dean Witter Mid-Cap Equity Trust (the "Fund") seeks long-term capital appreciation.

[GRAPHIC OMITTED]
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
(side bar)
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
(end sidebar)

The Fund will normally invest at least 65% of its total assets in a portfolio of common stocks and convertible securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index, which capitalization range is approximately between $165 million and $37 billion as of December 31, 1999. The Fund's "Sub-Advisor," TCW Investment Management Company, invests the Fund's assets in companies that it believes exhibit superior earnings growth prospects and attractive stock market valuations. In buying and selling securities for the Fund's portfolio, the Sub-Advisor uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen more than one thousand companies to provide a list of potential investment securities. The Sub-Advisor then subjects the list of securities to a fundamental analysis which generally looks for at least some of the following factors:

o a demonstrated record of consistent earnings growth or the potential to grow earnings;

o    an ability to earn an attractive return on equity;

o a price/earnings ratio which is less than the Sub-Advisor's internally estimated three-year earnings growth rate;

o    a large and growing market share;

o    a strong balance sheet; and

o    significant ownership by management and a strong management team.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a particular time and price.

In addition, the Fund's investments may include equity securities of small or large companies, foreign securities and investment grade fixed-income securities.

In pursuing the Fund's investment objective, the Sub-Advisor has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Sub-Advisor in its discretion may determine to use some permitted trading strategies while not using others.

[GRAPHIC OMITTED]
PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

COMMON STOCKS. A principal risk of investing in the Fund is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Investing in securities of medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

CONVERTIBLE SECURITIES. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

OTHER RISKS. The performance of the Fund also will depend on whether the Sub-Advisor is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with its investments in equity securities of small or large companies, foreign securities and its fixed-income investments. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]
PAST PERFORMANCE
----------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year for the past three calendar years.
(end sidebar)

           ANNUAL TOTAL RETURNS -- CALENDAR YEARS

              10.97%     62.71%    124.60%
              ------     ------    -------
               1997       '98       '99

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 62.22% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -21.17% (quarter ended March 31, 1997).


(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
--------------------------------------------------------------------------------
                                           LIFE OF FUND
                            PAST 1 YEAR   (SINCE 2/27/96)
--------------------------------------------------------------------------------
  Class A(1)                  113.79%           --
--------------------------------------------------------------------------------
  Class B                     119.60%        45.24%
--------------------------------------------------------------------------------
  Class C(1)                  122.93%           --
--------------------------------------------------------------------------------
  Class D(1)                  125.75%           --
--------------------------------------------------------------------------------
  S&P Mid-Cap 400 Index(2)     14.72%        20.42%(3)
--------------------------------------------------------------------------------


(1)  Classes A, C and D commenced operations on July 28, 1997.
(2) The S&P Mid-Cap 400 Index is a market-value weighted Index, the performance of which is based on the average performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(3)  For the period February 29, 1996 to December 31, 1999.

[GRAPHIC OMITTED]
FEES AND EXPENSES
-----------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended November 30, 1999.*
(end sidebar)



                                             CLASS A         CLASS B         CLASS C        CLASS D
--------------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------------
  Maximum sales charge (load)
  imposed on purchases (as a
  percentage of offering price)               5.25%(1)        None            None           None
--------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge
  (load) (as a percentage based on
  the lesser of the offering price or
  net asset value at redemption)              None(2)         5.00%(3)        1.00%(4)       None
--------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------
  Management fee*                             0.75%           0.75%           0.75%          0.75%
--------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees       0.24%           0.75%           1.00%          None
--------------------------------------------------------------------------------------------------------
  Other expenses                              0.18%           0.18%           0.18%          0.18%
--------------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses        1.17%           1.68%           1.93%          0.93%
--------------------------------------------------------------------------------------------------------


(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

* Restated to reflect a reduction in the aggregate fee payable by the Fund for management and advisory services from 1.00% of the Fund's daily net assets to 0.75% of the portion of the Fund's daily net assets not exceeding $500 million and 0.725% of the portion of the Fund's daily net assets exceeding $500 million, which took effect when the Fund's management arrangements were changed effective June 28, 1999.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                    IF YOU SOLD YOUR SHARES:                    IF YOU HELD YOUR SHARES:
----------------------------------------------------    ----------------------------------------
            1 YEAR   3 YEARS   5 YEARS    10 YEARS       1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------    ----------------------------------------
  CLASS A    $638     $877     $1,135     $1,871          $638      $877      $1,135   $1,871
----------------------------------------------------    ----------------------------------------
  CLASS B    $671     $830     $1,113     $1,987          $171      $530      $913     $1,987
----------------------------------------------------    ----------------------------------------
  CLASS C    $296     $606     $1,042     $2,254          $196      $606      $1,042   $2,254
----------------------------------------------------    ----------------------------------------
  CLASS D    $95      $296     $515       $1,143          $95       $296      $515     $1,143
----------------------------------------------------    ----------------------------------------

Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

[GRAPHIC OMITTED]
ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

OTHER INVESTMENTS. The Fund also may invest up to 35% of its assets in equity securities of small or large companies and investment grade fixed-income securities. It also may invest up to 25% of its assets in foreign equity securities (including depository receipts).

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Sub-Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC OMITTED]
ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

SMALL COMPANIES. As with the Fund's investments in medium-sized companies, its investments in the securities of small companies may involve greater risk than is customarily associated with investing in more established companies. Small companies in particular often have limited product lines, financial resources and less experienced management. As a consequence, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

FIXED-INCOME SECURITIES. Principal risks of investing in the Fund are associated with its fixed-income investments. All fixed-income securities, such as corporate debt, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the price of most fixed-income securities goes down. When the general level of interest rates goes down, the price of most fixed-income securities goes up.

FOREIGN SECURITIES. The Fund's investments in foreign securities (including depository receipts) involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S.

companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets.

Many European countries have adopted or are in the process of adopting a single European currency, referred to as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities the Fund may purchase are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

[GRAPHIC OMITTED]
FUND MANAGEMENT
---------------

(sidebar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of December 31, 1999.
(end sidebar)

Effective June 28, 1999, the Fund has retained the Investment Manager - Morgan Stanley Dean Witter Advisors Inc. - to provide administrative services, manage its business affairs and supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor - TCW Investment Management Company - to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. Prior to June 28, 1999, TCW Investment Management Company acted as the Fund's advisor and Morgan Stanley Dean Witter Services Company Inc., a wholly-owned subsidiary of the Investment Manager, served as the Fund's manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

The Sub-Advisor is a wholly-owned subsidiary of TCW Group, Inc., whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. The Sub-Advisor's main business office is located at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. The Sub-Advisor, together with its affiliated companies, manages approximately $70 billion primarily for institutional investors.

Douglas S. Foreman, Chief Investment Officer of U.S. Equities and Group Managing Director of the Sub-Advisor, is the primary portfolio manager of the Fund. He is assisted by Christopher J. Ainley, Managing Director of the Sub-Advisor. Mr. Foreman and Mr. Ainley have been portfolio managers with affiliated companies of the TCW Group since 1994.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of this fee. For the fiscal period December 1, 1998 through June 27, 1999, the Fund accrued total compensation to Morgan Stanley Dean Witter Services Company Inc. (at the time the Fund's manager) and TCW Investment Management Company (at the time acting as the Fund's advisor, rather than sub-advisor) in the amount of 1.00% of the Fund's average daily net assets (0.60% to Morgan Stanley Dean Witter Services Company Inc. and 0.40% to TCW Investment Management Company). Upon effectiveness of the change in the Fund's management arrangements on June 28, 1999, the aggregate fee payable by the Fund for management and advisory services was lowered from 1.00% of the Fund's daily net assets to 0.75% of the portion of the Fund's daily net assets not exceeding $500 million and 0.725% of the portion of the Fund's daily net assets exceeding $500 million. For the fiscal period June 28, 1999 through November 30, 1999 the Fund accrued total compensation to the Investment Manager in the amount of 0.74% of the Fund's daily net assets.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]
PRICING FUND SHARES
-------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. The net asset value of each Class, however, will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC OMITTED]
HOW TO BUY SHARES
-----------------

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at:
www.msdw.com/individual/funds
(end sidebar)


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

MINIMUM INVESTMENT AMOUNTS
---------------------------------------------------------------------------------------------------------
                                                                                  MINIMUM INVESTMENT
                                                                              ---------------------------
INVESTMENT OPTIONS                                                              INITIAL     ADDITIONAL
---------------------------------------------------------------------------------------------------------
  Regular Account                                                               $1,000       $100
---------------------------------------------------------------------------------------------------------
  Individual Retirement Accounts:                          Regular IRAs         $1,000       $100
                                                           Education IRAs       $500         $100
---------------------------------------------------------------------------------------------------------
  EasyInvestSM
  (Automatically from your checking or savings account or
  Money Market Fund)                                                            $100*        $100*
---------------------------------------------------------------------------------------------------------

*    Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Mid-Cap Equity Trust.

o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]
HOW TO EXCHANGE SHARES
----------------------
PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's Prospectus for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.

Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current Prospectus for each Fund describes its investment objective, policies and investment minimums and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges. The Fund will notify you in advance of limiting your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]
HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS               PROCEDURES
------------------------------------------------------------------------------------------------------------------
  Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial Advisor or
  Financial Advisor   other authorized financial representative.
                      --------------------------------------------------------------------------------------------
 [GRAPHIC OMITTED]    Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
------------------------------------------------------------------------------------------------------------------
  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                      o  your account number;
[GRAPHIC OMITTED]     o  the dollar amount or the number of shares you wish to sell;
                      o  the Class of shares you wish to sell; and
                      o  the signature of each owner as it appears on the account.
                      --------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean
                      Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at
                      (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      --------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City,
                      NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      --------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
------------------------------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on
[GRAPHIC OMITTED]     a monthly, quarterly, semi-annual or annual basis, from any Fund with a balance of at least
                      $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                      --------------------------------------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                      --------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean
                      Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
------------------------------------------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES. After we receive your complete instruction to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended, however, under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]
DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts are passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]
TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in

Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]
SHARE CLASS ARRANGEMENTS
------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and maximum annual 12b-1 fee applicable to each Class:

                                                                                              MAXIMUM
CLASS     SALES CHARGE                                                                    ANNUAL 12B-1 FEE
-------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                0.25%
-------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years             1.0%
-------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                      1.0%
-------------------------------------------------------------------------------------------------------------
  D       None                                                                                 None
-------------------------------------------------------------------------------------------------------------


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)




                                                  FRONT-END SALES CHARGE
                                      --------------------------------------------------
                                           PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION           PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
----------------------------------------------------------------------------------------
  Less than $25,000                           5.25%                   5.54%
----------------------------------------------------------------------------------------
  $25,000 but less than $50,000               4.75%                   4.99%
----------------------------------------------------------------------------------------
  $50,000 but less than $100,000              4.00%                   4.17%
----------------------------------------------------------------------------------------
  $100,000 but less than $250,000             3.00%                   3.09%
----------------------------------------------------------------------------------------
  $250,000 but less than $1 million           2.00%                   2.04%
----------------------------------------------------------------------------------------
  $1 million and over                            0                       0
----------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Multi-Class Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Dean Witter Reynolds' Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.

o An MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

o Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21 and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)


                                    CDSC AS A PERCENTAGE OF
YEAR SINCE PURCHASE PAYMENT MADE        AMOUNT REDEEMED
----------------------------------------------------------------
  First                                      5.0%
----------------------------------------------------------------
  Second                                     4.0%
----------------------------------------------------------------
  Third                                      3.0%
----------------------------------------------------------------
  Fourth                                     2.0%
----------------------------------------------------------------
  Fifth                                      2.0%
----------------------------------------------------------------
  Sixth                                      1.0%
----------------------------------------------------------------
  Seventh and thereafter                     None
----------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o    Sales of shares held for you as a participant in a MSDW Eligible Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.
o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.
o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.
o    Certain unit investment trusts sponsored by Dean Witter Reynolds.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.
o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                                          FOR THE PERIOD
                                                 FOR THE YEAR         FOR THE YEAR        JULY 28, 1997*
                                                     ENDED                ENDED             THROUGH
                                               NOVEMBER 30, 1999    NOVEMBER 30, 1998    NOVEMBER 30, 1997
------------------------------------------------------------------------------------------------------------
 CLASS A++
------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $15.60               $10.88               $10.85
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment loss                                 (0.34)               (0.18)               (0.06)
  Net realized and unrealized gain                    18.57                 4.90                 0.09
                                                      -----                 ----                 ----
 Total income from investment operations              18.23                 4.72                 0.03
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $33.83(4)            $15.60               $10.88
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                       116.89 %              43.38 %               0.28 %(1)
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------
 Expenses                                              1.23 %(3)            1.55 %(3)            1.55 %(2)
------------------------------------------------------------------------------------------------------------
 Net investment loss                                  (0.93)%(3)           (1.40)%(3)           (1.46)%(2)
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $19,934               $1,107                  $58
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 51 %                 52 %                 49 %
------------------------------------------------------------------------------------------------------------

*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)  Includes the effect of a capital gain distribution of $0.004.

                                                                      FOR THE YEAR ENDED                         FOR THE PERIOD
                                                                         NOVEMBER 30                           FEBRUARY 27, 1996*
                                                    --------------------------------------------------------       THROUGH
                                                           1999++               1998++           1997**++      NOVEMBER 30, 1996
--------------------------------------------------------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $15.46               $10.85            $10.92            $10.00
--------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:

  Net investment loss                                       (0.42)               (0.26)            (0.22)            (0.13)
  Net realized and unrealized gain                          18.32                 4.87              0.15              1.05
                                                       -----------           ---------           -------         -----------
 Total income (loss) from investment operations             17.90                 4.61             (0.07)             0.92
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $33.36(4)            $15.46            $10.85            $10.92
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                             115.82 %              42.49 %           (0.64)%            9.20 %(1)
--------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                    1.74 %(3)            2.20 %(3)         2.29 %            2.28 %(2)
--------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                        (1.44)%(3)           (2.05)%(3)        (2.16)%           (1.79)%(2)
--------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands               $1,315,930             $212,043          $174,412          $205,274
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                       51 %                 52 %              49 %              25 %
--------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)  Includes the effect of a capital gain distribution of $0.004.

                                                                                           FOR THE PERIOD
                                                                                            JULY 28, 1997*
                                                  FOR THE YEAR         FOR THE YEAR            THROUGH
                                                ENDED NOVEMBER 30,   ENDED NOVEMBER 30,      NOVEMBER 30,
                                                      1999                 1998                  1997
-----------------------------------------------------------------------------------------------------------
 CLASS C++
-----------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $15.45               $10.85               $10.85
-----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:

  Net investment loss                                 (0.52)               (0.28)               (0.08)
  Net realized and unrealized gain                    18.31                 4.88                 0.08
                                                 ----------            ---------            ---------
 Total income from investment operations              17.79                 4.60                   --
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $33.24(4)            $15.45               $10.85
-----------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                       115.18 %              42.27 %               0.09 %(1)
-----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------
 Expenses                                              1.99 %(3)            2.30 %(3)            2.32 %(2)
-----------------------------------------------------------------------------------------------------------
 Net investment loss                                  (1.69)%(3)           (2.15)%(3)           (2.22)%(2)
-----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $34,898                 $712                  $83
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 51 %                 52 %                 49 %
-----------------------------------------------------------------------------------------------------------

*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)  Includes the effect of a capital gain distribution of $0.004.

                                                                                            FOR THE PERIOD
                                                                                             JULY 28, 1997*
                                                   FOR THE YEAR          FOR THE YEAR           THROUGH
                                                 ENDED NOVEMBER 30,    ENDED NOVEMBER 30,     NOVEMBER 30,
                                                       1999                 1998                 1997
-----------------------------------------------------------------------------------------------------------
 CLASS D++
-----------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $15.66               $10.89               $10.85
-----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:

  Net investment loss                                 (0.21)               (0.15)               (0.05)
  Net realized and unrealized gain                    18.52                 4.92                 0.09
                                                     ------               ------               ------
Total income from investment operations               18.31                 4.77                 0.04
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $33.97(4)            $15.66               $10.89
-----------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                       116.96 %              43.80 %               0.37 %(1)
-----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------
 Expenses                                              0.99 %(3)            1.30 %(3)            1.30 %(2)
-----------------------------------------------------------------------------------------------------------
 Net investment loss                                  (0.69)%(3)           (1.15)%(3)           (1.19)%(2)
-----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $4,384                  $15                  $10
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 51 %                 52 %                 49 %
-----------------------------------------------------------------------------------------------------------

*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)  Includes the effect of a capital gain distribution of $0.004.

NOTES



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28

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS
                          The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!

--------------------------------------------------------------------------------------------------------------------------------
GROWTH FUNDS                    GROWTH FUNDS                                    Health Sciences Trust

                                Aggressive Equity Fund                          Information Fund

                                American Opportunities Fund                     Natural Resource Development Securities

                                Capital Growth Securities                       GLOBAL/INTERNATIONAL FUNDS

                                Developing Growth Securities                    Competitive Edge Fund - "Best Ideas"  Portfolio

                                Growth Fund                                     European Growth Fund

                                Market Leader Trust                             Fund of Funds - International Portfolio

                                Mid-Cap Equity Trust                            International Fund

                                Next Generation Trust                           International SmallCap Fund

                                Small Cap Growth Fund                           Japan Fund

                                Special Value Fund                              Latin American Growth Fund

                                21st Century Trend Fund                         Pacific Growth Fund

                                THEME FUNDS

                                Financial Services Trust

--------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUNDS           Balanced Growth Fund                            Total Market Index Fund

                                Balanced Income Fund                            Total Return Trust

                                Convertible Securities Trust                    Value Fund

                                Dividend Growth Securities                      Value/Added Market Series/Equity Portfolio

                                Equity Fund                                     THEME FUNDS

                                Fund of Funds - Domestic Portfolio              Real Estate Fund

                                Income Builder Fund                             Utilities Fund

                                Mid-Cap Dividend Growth Securities              GLOBAL FUNDS

                                S&P 500 Index Fund                              Global Dividend Growth Securities

                                S&P 500 Select Fund                             Global Utilities Fund

                                Strategist Fund
--------------------------------------------------------------------------------------------------------------------------------
INCOME FUNDS                    GOVERNMENT INCOME FUNDS                         GLOBAL INCOME FUNDS

                                Federal Securities Trust                        North American Government Income Trust

                                Short-Term U.S. Treasury Trust                  World Wide Income Trust

                                U.S. Government Securities Trust                TAX-FREE INCOME FUNDS

                                DIVERSIFIED INCOME FUNDS                        California Tax-Free Income Fund

                                Diversified Income Trust                        Hawaii Municipal Trust(FSC)

                                CORPORATE INCOME FUNDS                          Limited Term Municipal Trust(NL)

                                High Yield Securities                           Multi-State Municipal Series Trust(FSC)

                                Intermediate Income Securities                  New York Tax-Free Income Fund

                                Short-Term Bond Fund(NL)                        Tax-Exempt Securities Trust
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS              TAXABLE MONEY MARKET FUNDS                      TAX-FREE MONEY MARKET FUNDS

                                Liquid Asset Fund(MM)                           California Tax-Free Daily Income Trust(MM)

                                U.S. Government Money Market Trust(MM)          New York Municipal Money Market Trust(MM)

                                                                                Tax-Free Daily Income Trust(MM)

There may be Funds created after this Prospectus was published. Please consult the inside back cover of a new Fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of Funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                             PROSPECTUS - JANUARY 28, 2000

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                         www.msdw.com/individual/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

  Class A:    MCFAX
-------------------------------
  Class B:    MCFBX
-------------------------------
  Class C:    MCFCX
-------------------------------
  Class D:    MCFDX
-------------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7377)

MORGAN STANLEY DEAN WITTER

                 ---------------------------------------------------------------
                                                            MID-CAP EQUITY TRUST






                                                               [GRAPHIC OMITTED]







                                                        A MUTUAL FUND THAT SEEKS
                                                  LONG-TERM CAPITAL APPRECIATION

STATEMENT OF ADDITIONAL INFORMATION
JANUARY 28, 2000

                                                        MORGAN STANLEY DEAN
                                                        WITTER
                                                        MID-CAP
                                                        EQUITY TRUST
-----------------------------------------------------------------------------

   This Statement of Additional Information is not a Prospectus. The Prospectus dated January 28, 2000 for Morgan Stanley Dean Witter Mid-Cap Equity Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
-----------------------------------------------------------------------------


 I. Fund History ......................................................    4
II. Description of the Fund and Its Investments and Risks .............    4
    A. Classification..................................................    4
    B. Investment Strategies and Risks.................................    4
    C. Fund Policies/Investment Restrictions...........................    9
III.Management of the Fund ............................................   10
    A. Board of Trustees...............................................   10
    B. Management Information..........................................   10
    C. Compensation....................................................   15
IV. Control Persons and Principal Holders of Securities ...............   17
V.  Management, Investment Advice and Other Services ..................   17
    A. Investment Manager and Sub-Advisor..............................   17
    B. Principal Underwriter...........................................   18
    C. Services Provided by the Investment Manager and the Sub-Advisor    19
    D. Dealer Reallowances.............................................   20
    E. Rule 12b-1 Plan.................................................   20
    F. Other Service Providers.........................................   24
VI. Brokerage Allocation and Other Practices ..........................   24
    A. Brokerage Transactions..........................................   24
    B. Commissions.....................................................   25
    C. Brokerage Selection.............................................   25
    D. Directed Brokerage..............................................   26
    E. Regular Broker-Dealers..........................................   26
VII.Capital Stock and Other Securities ................................   26
VIII.Purchase, Redemption and Pricing of Shares ........................  27
    A. Purchase/Redemption of Shares...................................   27
    B. Offering Price..................................................   28
IX. Taxation of the Fund and Shareholders .............................   28
X.  Underwriters ......................................................   30
XI. Calculation of Performance Data ...................................   30
XII.Financial Statements ..............................................   32

                      GLOSSARY OF SELECTED DEFINED TERMS

   The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

   "Custodian" -- The Bank of New York.

   "Dean Witter Reynolds" -- Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

   "Distributor" -- Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

   "Financial Advisors" -- Morgan Stanley Dean Witter authorized financial services representatives.

   "Fund" -- Morgan Stanley Dean Witter Mid-Cap Equity Trust, a registered open-end investment company.

   "Investment Manager" -- Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

   "Independent Trustees" -- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

   "Morgan Stanley & Co." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

   "Morgan Stanley Dean Witter Funds" -- Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.

   "MSDW" -- Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

   "MSDW Services Company" -- Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

   "Sub-Advisor" -- TCW Investment Management Company, a wholly-owned subsidiary of TCW.

   "TCW" -- The TCW Group, Inc., a preeminent investment management and investment advisory services firm.

   "Transfer Agent" -- Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

   "Trustees" -- The Board of Trustees of the Fund.

I. FUND HISTORY
-----------------------------------------------------------------------------

   The Fund was organized under the laws of the Commonwealth of Massachusetts on October 17, 1995 as a Massachusetts business trust under the name "TCW/DW Mid-Cap Equity Trust." On February 25, 1999 the Fund's Trustees adopted an Amendment to the Fund's Declaration of Trust changing the name of the Fund to Morgan Stanley Dean Witter Mid-Cap Equity Trust, effective June 28, 1999.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
-----------------------------------------------------------------------------

A. CLASSIFICATION

   The Fund is an open-end, diversified management investment company whose investment objective is to seek long-term capital appreciation.

B. INVESTMENT STRATEGIES AND RISKS

   The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

   CONVERTIBLE SECURITIES. The Fund may invest in fixed-income securities which are convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.


   The Fund may also invest up to 5% of its assets in convertible securities and other fixed income securities rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). However, the Fund will not invest in convertible and other fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Sub-Advisor.


   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intent to convert the holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

   The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

   Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses.

   MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities and obligations of savings institutions and repurchase agreements. Such securities are limited to:

   U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

   Bank Obligations. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

   Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

   Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

   Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate; and

   Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grade by Moody's Investor's Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

   Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition, by the Fund, of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager and/or Sub-Advisor subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

   ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

   INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees, investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

   LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

   As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

   At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

   WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager and/or Sub-Advisor determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

   An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

   PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as "private placements" or "restricted securities." Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

   Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager and/or Sub-Advisor, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

   WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

   A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock. The Fund may invest up to 5% of the value of its net assets in rights.

   HIGH YIELD, HIGH RISK SECURITIES. Because of the ability of the Fund to invest in certain high yield, high risk convertible and other fixed-income securities (commonly known as "junk bonds"), the Investment Manager and/or Sub-Advisor must take into account the special nature of such securities and certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, since that time many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

   The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a corresponding volatility in the net asset value of a share of the Fund.

   The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities. In addition, new laws and potential new laws may have an adverse effect upon the value of high yield securities and a corresponding negative impact upon the net asset value of a share of the Fund.

   YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the Sub-Advisor and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today were designed in such a way that they may not be able to recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services.

   Improperly functioning trading systems may result in settlement problems and liquidity issues. Corporate and governmental data processing errors could result in production problems for individual issuers and overall economic uncertainties. Operations ran smoothly from the last week in December through the first few weeks of January, but the year 2000 issue may yet have an adverse impact on financial market participants and other entities, including the issuers whose securities are contained in the Fund's portfolios.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

   The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and
(ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund will:

    1. Seek long-term capital appreciation.

   The Fund may not:

    1. As to 75% of its assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

    2. As to 75% of its assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

    4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction does not apply to any obligation of the United States Government, its agencies or instrumentalities.

    5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    6. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    7. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

    8. Purchase or sell commodities or commodities contracts.

    9. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% of its total assets (not including the amount borrowed).

   10. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings.

   11. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis;
       (c) borrowing money; or (d) lending portfolio securities.

   12. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or
       (c) by lending its portfolio securities.

   13. Make short sales of securities.

   14. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities.

   15. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

   16. Invest for the purpose of exercising control or management of any other issuer.

   17. Purchase warrants if, as a result, the Fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange.

   18. Invest in options or futures contracts.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

III. MANAGEMENT OF THE FUND
-----------------------------------------------------------------------------

A. BOARD OF TRUSTEES

   The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

   Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

   TRUSTEES AND OFFICERS. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (75% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW or the Sub-Advisor's parent company, TCW. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with the Investment Manager.

   The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager or the Sub-Advisor, and with the 93 Morgan Stanley Dean Witter Funds are shown below.

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  -------------------------------------------------------
Michael Bozic (59)..........................  Vice Chairman of Kmart Corporation (since December
Trustee                                       1998); Director or Trustee of the Morgan Stanley Dean
c/o Kmart Corporation                         Witter Funds; formerly Chairman and Chief Executive
3100 West Big Beaver Road                     Officer of Levitz Furniture Corporation (November
Troy, Michigan                                1995-November 1998) and President and Chief Executive
                                              Officer of Hills Department Stores (May 1991-July
                                              1995); formerly variously Chairman, Chief Executive
                                              Officer, President and Chief Operating Officer
                                              (1987-1991) of the Sears Merchandise Group of Sears,
                                              Roebuck and Co.; Director of Weirton Steel Corporation.

Charles A. Fiumefreddo* (66)................  Chairman, Director or Trustee and Chief Executive
Chairman of the Board,                        Officer of the Morgan Stanley Dean Witter Funds;
Chief Executive Officer and Trustee           formerly Chairman, Chief Executive Officer and Director
Two World Trade Center                        of the Investment Manager, the Distributor and MSDW
New York, New York                            Services Company; Executive Vice President and Director
                                              of Dean Witter Reynolds; Chairman and Director of the
                                              Transfer Agent; formerly Director and/or officer of
                                              various MSDW subsidiaries (until June 1998).

Edwin J. Garn (67)..........................  Director or Trustee of the Morgan Stanley Dean Witter
Trustee                                       Funds; formerly United States Senator
c/o Huntsman Corporation                      (R-Utah)(1974-1992) and Chairman, Senate Banking
500 Huntsman Way                              Committee (1980-1986); formerly Mayor of Salt Lake
Salt Lake City, Utah                          City, Utah (1971-1974); formerly Astronaut, Space
                                              Shuttle Discovery (April 12-19, 1985); Vice Chairman,
                                              Huntsman Corporation (chemical company); Director of
                                              Franklin Covey (time management systems), BMW Bank of
                                              North America, Inc. (industrial loan corporation),
                                              United Space Alliance (joint venture between Lockheed
                                              Martin and the Boeing Company) and Nuskin Asia Pacific
                                              (multilevel marketing); member of the board of various
                                              civic and charitable organizations.

Wayne E. Hedien (65)........................  Retired; Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; Director of The PMI Group, Inc. (private
c/o Mayer, Brown & Platt                      mortgage insurance); Trustee and Vice Chairman of The
Counsel to the Independent Trustees           Field Museum of Natural History; formerly associated
1675 Broadway                                 with the Allstate Companies (1966-1994), most recently
New York, New York                            as Chairman of The Allstate Corporation (March
                                              1993-December 1994) and Chairman and Chief Executive
                                              Officer of its wholly-owned subsidiary, Allstate
                                              Insurance Company (July 1989-December 1994); director
                                              of various other business and charitable organizations.

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  -------------------------------------------------------

Dr. Manuel H. Johnson (50)..................  Senior Partner, Johnson Smick International, Inc., a
Trustee                                       consulting firm; Co-Chairman and a founder of the Group
c/o Johnson Smick International, Inc.         of Seven Council (G7C), an international economic
1133 Connecticut Avenue, N.W.                 commission; Chairman of the Audit Committee and
Washington, D.C.                              Director or Trustee of the Morgan Stanely Dean Witter
                                              Funds; Director of Greenwich Capital Markets, Inc.
                                              (broker-dealer) and NVR, Inc. (home construction);
                                              Chairman and Trustee of the Financial Accounting
                                              Foundation (oversight organization of the Financial
                                              Accounting Standards Board); formerly Vice Chairman of
                                              the Board of Governors of the Federal Reserve System
                                              (1986-1990) and Assistant Secretary of the U.S.
                                              Treasury.

Michael E. Nugent (63)......................  General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan Stanley
237 Park Avenue                               Dean Witter Funds; formerly Vice President, Bankers
New York, New York                            Trust Company and BT Capital Corporation (1984-1988);
                                              director of various business organizations.

Philip J. Purcell* (56).....................  Chairman of the Board of Directors and Chief Executive
Trustee                                       Officer of MSDW, Dean Witter Reynolds and Novus Credit
1585 Broadway                                 Services Inc.; Director of the Distributor; Director or
New York, New York                            Trustee of the Morgan Stanley Dean Witter Funds;
                                              Director of American Airlines, Inc. and its parent
                                              company, AMR Corporation; Director and/or officer of
                                              various MSDW subsidiaries.

John L. Schroeder (69)......................  Retired; Chairman of the Derivatives Committee and
Trustee                                       Director or Trustee of the Morgan Stanley Dean Witter
c/o Mayer, Brown & Platt                      Funds; Director of Citizens Utilities Company
Counsel to the Independent Trustees           (telecommunications, gas, electric and water utilities
1675 Broadway                                 company); formerly Executive Vice President and Chief
New York, New York                            Investment Officer of Home Insurance Company (August
                                              1991-September 1995).

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  -------------------------------------------------------

Mitchell M. Merin (46)......................  President and Chief Operating Officer of Asset
President                                     Management of MSDW (since December 1998); President and
Two World Trade Center                        Director (since April 1997) and Chief Executive Officer
New York, New York                            (since June 1998) of the Investment Manager and MSDW
                                              Services Company; Chairman, Chief Executive Officer and
                                              Director of the Distributor (since June 1998); Chairman
                                              and Chief Executive Officer (since June 1998) and
                                              Director (since January 1998) of the Transfer Agent;
                                              Director of various MSDW subsidiaries; President of the
                                              Morgan Stanley Dean Witter Funds (since May 1999);
                                              Trustee of various Van Kampen investment companies
                                              (since December 1999); previously Chief Strategic
                                              Officer of the Investment Manager and MSDW Services
                                              Company and Executive Vice President of the Distributor
                                              (April 1997-June 1998), Vice President of the Morgan
                                              Stanley Dean Witter Funds (May 1997-April 1999), and
                                              Executive Vice President of Dean Witter, Discover & Co.

Barry Fink (45).............................  Executive Vice President (since December 1999) and
Vice President,                               Secretary and General Counsel (since February 1997) and
Secretary and General Counsel                 Director (since July 1998) of the Investment Manager
Two World Trade Center                        and MSDW Services Company; Executive Vice President
New York, New York                            (since December 1999) and Assistant Secretary and
                                              Assistant General Counsel (since February 1997) of the
                                              Distributor; Assistant Secretary of Dean Witter
                                              Reynolds (since August 1996); Vice President, Secretary
                                              and General Counsel of the Morgan Stanley Dean Witter
                                              Funds (since February 1997); previously Senior Vice
                                              President (March 1997-December 1999), First Vice
                                              President (June 1993-February 1997), Vice President and
                                              Assistant Secretary and Assistant General Counsel of
                                              the Investment Manager and MSDW Services Company,
                                              Senior Vice President of the Distributor (March
                                              1997-December 1999); and Assistant Secretary of the
                                              Morgan Stanley Dean Witter Funds.

Douglas S. Foreman (42) ....................  Chief Investment Officer of U.S. Equities and Group
Vice President                                Managing Director of the Sub-Advisor, Trust Company of
865 South Figueroa Street                     the West and TCW Asset Management Company; previously
Los Angeles, California                       portfolio manager with Putnam Investments.

Christopher J. Ainley (41) .................  Managing Director of the Sub-Advisor, Trust Company of
Vice President                                the West and TCW Asset Management Company (since
865 South Figueroa Street                     February 1996); formerly Senior Vice President of the
Los Angeles, California                       Sub-Advisor, Trust Company of the West and TCW Asset
                                              Management Company (May 1994-February 1996).

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  -------------------------------------------------------

Thomas F. Caloia (53) ......................  First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and MSDW Services
Two World Trade Center                        Company; Treasurer of the Morgan Stanley Dean Witter
New York, New York                            Funds.

------------

* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.

   In addition, Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, Robert S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, and Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, are Vice Presidents of the Fund.

   In addition, Marilyn K. Cranney, Todd Lebo, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and Natasha Kassian, Assistant Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

   INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent director/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

   The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

   The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

   The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

   ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.

   TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

   The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

   At their June 8, 1999 meeting, shareholders elected or re-elected, as appropriate, the following eight individuals to the Fund's Board of Trustees to serve for indefinite terms: Michael Bozic, Charles A. Fiumefreddo, Edwin Jacob (Jake) Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder. Messrs. Fiumefreddo, Johnson, Nugent and Schroeder previously served as Trustees of the Fund and were previously elected by shareholders. Messrs. Bozic, Garn, Hedien and Purcell previously held directorships or trusteeships with the other Morgan Stanley Dean Witter Funds and were elected to replace Messrs. Argue, DeMartini, Larkin and Stern who resigned as Trustees. Messrs. Bozic, Garn, Hedien and Purcell commenced service at the time the new Investment Management Agreement took effect on June 28, 1999. Prior to the effectiveness of the election of Messrs. Bozic, Garn, Hedien and Purcell and the resignation of Messrs. Argue, DeMartini, Larkin and Stern, the Fund paid each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board attended by the Trustee.

   The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended November 30, 1999.

                              FUND COMPENSATION

                                                         AGGREGATE
                                                        COMPENSATION
NAME OF INDEPENDENT TRUSTEE                            FROM THE FUND
----------------------------------------------------- ---------------
Michael Bozic........................................      $  750
Edwin J. Garn........................................         750
Wayne E. Hedien......................................         750
Dr. Manuel H. Johnson................................       4,250
Michael E. Nugent....................................       4,083
John L. Schroeder....................................       4,083


   At such time as the Fund has paid fees to the Independent Trustees for a full fiscal year at the lower current compensation rates set forth above, and assuming that during such fiscal year the Fund holds the same number of meetings of the Board, the Independent Trustees and the Committees as were held by the other Morgan Stanley Dean Witter Funds during the calendar year ended December 31, 1999, it is estimated that the compensation paid to each Independent Trustee during such fiscal year will be $1,550 and an additional $750 to Dr. Johnson who serves as Chairman of the Audit Committee and an additional $500 to each of Messrs. Nugent and Schroeder, who serve as Chairman of the Insurance Committee and the Derivatives Committee, respectively.


   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1999 for services to the 93 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1999.

           CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                                                       TOTAL CASH COMPENSATION
NAME OF                                               FOR SERVICES TO 93 MORGAN
INDEPENDENT TRUSTEE                                   STANLEY DEAN WITTER FUNDS
----------------------------------------------------- -------------------------
Michael Bozic........................................          $134,600
Edwin J. Garn........................................           138,700
Wayne E. Hedien......................................           138,700
Dr. Manuel H. Johnson................................           208,638
Michael E. Nugent....................................           193,324
John L. Schroeder....................................           193,324

   As of the date of this Statement of Additional Information, 55 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72), Annual payments are based upon length of service.

   Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board(1). "Eligible Compensation" is
------------


(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 55 Morgan Stanley Dean Witter Funds (not including the Fund) for the year ended December 31, 1999, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1999.

        RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS

                            FOR ALL ADOPTING FUNDS
                       --------------------------------
                          ESTIMATED
                           CREDITED
                            YEARS          ESTIMATED    RETIREMENT BENEFITS      ESTIMATED ANNUAL
                        OF SERVICE AT    PERCENTAGE OF  ACCRUED AS EXPENSES  BENEFITS UPON RETIREMENT
NAME OF                   RETIREMENT       ELIGIBLE            BY ALL                FROM ALL
INDEPENDENT TRUSTEE      (MAXIMUM 10)    COMPENSATION      ADOPTING FUNDS       ADOPTING FUNDS(2)
---------------------  --------------- ---------------  ------------------- ------------------------
Michael Bozic ........        10             60.44%           $20,933                $50,588
Edwin J. Garn.........        10             60.44             31,737                 50,675
Wayne E. Hedien.......         9             51.37             39,566                 43,000
Dr. Manuel H.
 Johnson..............        10             60.44             13,129                 75,520
Michael E. Nugent  ...        10             60.44             23,175                 67,209
John L. Schroeder  ...         8             50.37             41,558                 52,994

------------


(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
-----------------------------------------------------------------------------

   The following owned 5% or more of the outstanding shares of Class D of the Fund on January 25, 2000: Mark A. Susz rev trust dtd 5/1/97, Mark A. Susz Trustee, 400 West 49th Terr Unit 2188, Kansas City, MO 64112-2303 -39.29%.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. MANAGEMENT, INVESTMENT ADVICE AND OTHER SERVICES
-----------------------------------------------------------------------------

A. INVESTMENT MANAGER AND SUB-ADVISOR

   The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

   The Sub-Advisor is TCW Investment Management Company, a wholly-owned subsidiary of TCW, whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. The Sub-Advisor is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Sub-Advisor by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW. The Sub-Advisor was retained to provide sub-advisory services to the Fund effective June 28, 1999.

   Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services, manage its business affairs and supervise the investment of the Fund's assets. The Fund pays the

Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million; and 0.725% to the portion of daily net assets exceeding $500 million. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

   Under a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of the Investment Manager's fee.

   Prior to June 28, 1999, the Fund was managed by MSDW Services Company, pursuant to a management agreement between the Fund and MSDW Services Company and was advised by TCW Investment Management Company pursuant to an advisory agreement between the Fund and TCW Investment Management Company. As part of an overall consolidation of the TCW/DW Family of Funds and the Morgan Stanley Dean Witter Family of Funds, the Fund's Board of Trustees recommended on February 25, 1999 and shareholders of the Fund approved on June 8, 1999 the Investment Management Agreement between the Fund and the Investment Manager. The Board also recommended and shareholders also approved the Sub-Advisory Agreement between the Investment Manager and TCW Investment Management Company. The fee rate under the Management Agreement with the Investment Manager with respect to the portion of the Fund's average daily net assets not exceeding $500 million is 0.25% lower and with respect to the portion of the Fund's average daily net assets exceeding $500 million is 0.275% lower than the total aggregate fee rate that was in effect under the previous management agreement and advisory agreement combined. For the fiscal years ended November 30, 1997 and 1998 and the period December 1, 1998 through June 27, 1999, MSDW Services Company accrued total compensation under the former management agreement in the amounts of $1,081,715, $1,085,682 and $1,034,415, respectively. For the same periods, TCW Investment Management Company accrued total compensation in its former capacity of advisor to the Fund in the amounts of $721,143, $723,788 and $689,610, respectively. For the fiscal period June 28, 1999 through November 30, 1999, the Investment Manager accrued total compensation under the new Investment Management Agreement in the amount of $3,257,327, of which $1,302,930 was paid to the sub-advisor.

B. PRINCIPAL UNDERWRITER

   The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a Selected Dealer Agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the costs of educational and/or business related trips and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

   The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND THE SUB-ADVISOR

   The Investment Manager supervises the investment of the Fund's assets. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of the Fund in a manner consistent with its investment objective.

   Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Pursuant to the Sub-Advisory Agreement, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends.

   Expenses not expressly assumed by the Investment Manager or the Sub-Advisor under the Management Agreement and the Sub-Advisory Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager or the Sub-Advisor; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager or the Sub-Advisor (not including compensation or expenses of attorneys who are employees of the Investment Manager or the Sub-Advisor); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

   The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

   The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

   Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares.

   The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended November 30, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                    1999                    1998                    1997
           ----------------------- ----------------------- ----------------------
Class A...     FSCs:(1)  $154,526      FSCs:(1)  $ 15,552     FSCs:(1)  $  3,000
              CDSCs:     $  3,082     CDSCs:     $      0    CDSCs:     $      0
Class B...    CDSCs:     $693,550     CDSCs:     $679,862    CDSCs:     $946,000
Class C...    CDSCs:     $ 10,375     CDSCs:     $    372    CDSCs:     $      0

------------

(1) FSCs apply to Class A only.

   The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

   Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended November 30, 1999, of $4,436,240. This amount is equal to 0.75% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (a) of the compensation formula under the Plan. For the fiscal year ended November 30, 1999, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $16,178 and $109,805, respectively, which amounts are equal to 0.24% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

   With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or Dean Witter Reynolds Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), MSDW Advisors compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

   With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

   With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

   With respect to Class D shares other than shares held by participants in MSDW Advisor's mutual fund asset allocation program, MSDW Advisors compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Manager also compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program).

   The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds' Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Dean Witter Reynolds' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

   The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund sold after January 1, 2000 and held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Dean Witter Reynolds's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

   For the first year only, the retention fee is paid on any shares of the Fund sold after January 1, 2000 and held by shareholders on December 31, 2000.

   The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

   The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

   The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

   Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended November 30, 1999 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $37,540,306 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 6.18% ($2,321,741)--advertising and promotional expenses;
(ii) 0.41% ($155,295)--printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 93.40% ($35,063,270)--other expenses, including the gross sales credit and the carrying charge, of which 4.48% ($1,572,317) represents carrying charges, 25.25% ($8,855,201)
represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 35.75% ($12,534,174) represents overhead and other branch office distribution-related expenses and 34.52% ($12,101,578) represents excess distribution expenses of Morgan Stanley Dean Witter Mid-Cap Growth Fund, the net assets of which were combined with those of the Fund on June 28, 1999 pursuant to an Agreement and Plan of

Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended November 30, 1999 were service fees. The remainder of the amount accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

   In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $25,765,238 as of November 30, 1999 (the end of the Fund's fiscal year), which was equal to 1.96% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

   In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale totaled $128,662 in the case of Class C at December 31, 1999 (end of the calendar year), which amount was equal to 0.25% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

   No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Manager, Dean Witter Reynolds, MSDW Advisors or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

   On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds' branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

   (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

   Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

   (2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

   The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

   (3) AFFILIATED PERSONS

   The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
-----------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

   Subject to the general supervision of the Trustees, the Investment Manager and/or Sub-Advisor are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

   For the fiscal years ended November 30, 1997, 1998 and 1999, the Fund paid a total of $170,759, $88,027 and $336,574, respectively, in brokerage commissions.

B. COMMISSIONS

   Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

   During the fiscal years ended November 30, 1997, 1998 and 1999, the Fund did not effect any principal transactions with Dean Witter Reynolds.

   Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

   During the fiscal years ended November 30, 1997, 1998 and 1999 there were no brokerage fees paid to Dean Witter Reynolds. During the period June 1 through November 30, 1997 and during the fiscal years ended November 30, 1998 and 1999, the Fund paid a total of $1,235, $645, and $9,005, respectively, in brokerage commissions to Morgan Stanley & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. During the fiscal year ended November 30, 1999, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 2.68% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.74% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and/or Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and/or Sub-Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

   In seeking to implement the Fund's policies, the Investment Manager and the Sub-Advisor effect transactions with those brokers and dealers who the Investment Manager and/or Sub-Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or Sub-Advisor believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and the Sub-Advisor. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager and/or Sub-Advisor from brokers and dealers may be of benefit to the Investment Manager and/or Sub-Advisor in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

   The Investment Manager and the Sub-Advisor currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and the Sub-Advisor to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the funds involved and the number of shares available from the public offering.

D. DIRECTED BROKERAGE

   During the fiscal year ended November 30, 1999, the Fund paid $335,564 in brokerage commissions in connection with transactions in the aggregate amount of $233,461,835 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

   During the fiscal year ended November 30, 1999, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year.

VII. CAPITAL STOCK AND OTHER SECURITIES
-----------------------------------------------------------------------------

   The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

   The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

   The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on June 8, 1999. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
-----------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

   Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

   TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

   The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other continuously offered Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

   TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

B. OFFERING PRICE

   The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Management, Investment Advice and Other Services--F. Rule 12b-1 Plan."

   The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or the Sub-Advisor that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

   Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

   Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

   INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

   The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

   Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

   Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such accrued discount as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager and/or Sub-Advisor will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

   TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax on long-term capital gains applicable to individuals is 20%.

   Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

   Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

   Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

   After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

   PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

   In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax on long-term capital gains is 20%. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

   Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

   Exchanges of Fund shares for shares of any other continuously offered Morgan Stanley Dean Witter Fund are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

   If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
-----------------------------------------------------------------------------

   The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans".

XI. CALCULATION OF PERFORMANCE DATA
-----------------------------------------------------------------------------

   From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns for Class B for the one year period ended November 30, 1999 and for the period February 27, 1996 (inception of the Class) through November 30, 1999 were 110.82% and 37.60%, respectively. The average annual total returns of

Class A for the fiscal year ended November 30, 1999 and for the period July 28, 1997 (inception of the Class) through November 30, 1999 were 105.51% and 58.86%, respectively. The average annual total returns of Class C for the fiscal year ended November 30, 1999 and for the period July 28, 1997 (inception of the Class) through November 30, 1999 were 114.18% and 61.34%, respectively. The average annual total returns of Class D for the fiscal year ended November 30, 1999 and for the period July 28, 1997 (inception of the Class) through November 30, 1999 were 116.96% and 62.84%, respectively.

   In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year period ended November 30, 1999 and for the period February 27, 1996 through November 30, 1999 were 115.82% and 37.82%, respectively. The average annual total returns of Class A for the fiscal year ended November 30, 1999 and for the period July 28, 1997 through November 30, 1999 were 116.89% and 62.56%, respectively. The average annual total returns of Class C for the fiscal year ended November 30, 1999 and for the period July 28, 1997 through November 30, 1999 were 115.18% and 61.34%, respectively. The average annual total returns of Class D for the fiscal year ended November 30, 1999 and for the period July 28, 1997 through November 30, 1999 were 116.96% and 62.84%, respectively.

   In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on this calculation, the total returns for Class B for the one year period ended November 30, 1999 and for the period February 27, 1996 through November 30, 1999 were 115.82% and 233.65%, respectively. The total returns of Class A for the fiscal year ended November 30, 1999 and for the period July 28, 1997 through November 30, 1999 were 116.89% and 211.85%, respectively. The total returns of Class C for the fiscal year ended November 30, 1999 and for the period July 28, 1997 through November 30, 1999 were 115.18% and 206.41%, respectively. The total returns of Class D for the fiscal year ended November 30, 1999 and for the period July 28, 1997 through November 30, 1999 were 116.96% and 213.14%, respectively.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at November 30, 1999:

                           INVESTMENT AT INCEPTION OF:
             INCEPTION   ---------------------------------
                DATE       $10,000   $50,000    $100,000
CLASS        ----------  ----------- ---------  ----------
Class A....   7/28/97     $29,547   $149,688    $302,495
Class B  ..   2/27/96      33,365    166,825     333,650
Class C  ..   7/28/97      30,641    153,205     306,410
Class D  ..   7/28/97      31,314    156,570     313,140

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

   EXPERTS. The financial statements of the Fund for the fiscal year ended November 30, 1999 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                  * * * * *

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Portfolio of Investments November 30, 1999




    NUMBER OF
      SHARES                                                        VALUE
-----------------                                            -------------------
                    COMMON STOCKS (97.1%)
                    Accident & Health Insurance (0.6%)
     175,000        AFLAC, Inc. ..........................   $    8,378,125
                                                             --------------
                    Advertising (1.9%)
      85,700        DoubleClick Inc.* ....................       13,712,000
     225,000        Lamar Advertising Co. (Class A)*......       12,867,187
                                                             --------------
                                                                 26,579,187
                                                             --------------
                    Apparel (0.6%)
     100,000        Gucci Group N.V. (Netherlands) .......        8,325,000
                                                             --------------
                    Auto Parts: O.E.M. (0.3%)
     200,000        Gentex Corp.* ........................        3,725,000
                                                             --------------
                    Biotechnology (3.3%)
     359,900        Biogen, Inc.* ........................       26,272,700
     139,400        Genentech, Inc.* .....................       11,970,975
     138,900        Gilead Sciences, Inc.* ...............        6,658,519
                                                             --------------
                                                                 44,902,194
                                                             --------------
                    Books/Magazines (0.0%)
      24,400        Playboy Enterprises, Inc.
                    (Class B)* ...........................          507,825
                                                             --------------
                    Broadcasting (5.0%)
     359,737        Clear Channel Communications,
                    Inc.* ................................       28,913,861
     116,100        Hispanic Broadcasting Corp.* .........        9,556,481
     341,200        Univision Communications, Inc.
                    (Class A)* ...........................       29,855,000
                                                             --------------
                                                                 68,325,342
                                                             --------------
                    Building Materials/DIY
                    Chains (0.7%)
     192,000        Lowe's Companies, Inc. ...............        9,564,000
                                                             --------------
                    Cable Television (3.5%)
     279,100        Cablevision Systems Corp.
                    (Class A)* ...........................       19,135,794
     429,700        EchoStar Communications Corp.
                    (Class A)* ...........................       28,360,200
                                                             --------------
                                                                 47,495,994
                                                             --------------
                    Catalog/Specialty
                    Distribution (2.4%)
     295,200        Amazon.com, Inc.* ....................       25,092,000
     186,900        Drugstore.com, Inc.* .................        7,849,800
                                                             --------------
                                                                 32,941,800
                                                             --------------
                    Clothing/Shoe/Accessory
                    Stores (1.4%)
     100,000        Ann Taylor Stores Corp.* .............        4,318,750
     312,100        Talbot's, Inc. (The) .................       15,136,850
                                                             --------------
                                                                 19,455,600
                                                             --------------


    NUMBER OF
      SHARES                                                        VALUE
-----------------                                            -------------------
                    Computer Communications (2.1%)
      32,800        Foundry Networks, Inc.* ..............   $    7,714,150
      78,600        Juniper Networks, Inc.* ..............       21,762,375
                                                             --------------
                                                                 29,476,525
                                                             --------------
                    Computer Software (8.0%)
      77,900        Citrix Systems, Inc.* ................        7,405,369
     110,000        Mercury Interactive Corp.* ...........        9,123,125
      91,550        Phone.com, Inc.* .....................       13,228,975
     411,000        Rational Software Corp.* .............       20,961,000
     845,400        Siebel Systems, Inc.* ................       59,283,675
                                                             --------------
                                                                110,002,144
                                                             --------------
                    Computer/Video Chains (0.7%)
     200,000        Circuit City Stores, Inc. - Circuit
                    City Group ...........................        9,700,000
                                                             --------------
                    Diversified Commercial
                    Services (4.7%)
     324,325        Paychex, Inc. ........................       12,932,459
     275,900        Scient Corp.* ........................       39,971,012
     142,000        Viant Corp.* .........................       11,786,000
                                                             --------------
                                                                 64,689,471
                                                             --------------
                    Diversified Electronic
                    Products (5.8%)
     360,000        Gemstar International Group Ltd.
                    (Virgin Islands)* ....................       40,590,000
     170,000        JDS Uniphase Corp.* ..................       38,876,875
                                                             --------------
                                                                 79,466,875
                                                             --------------
                    Diversified Financial
                    Services (0.2%)
      35,000        Providian Financial Corp. ............        2,769,375
                                                             --------------
                    E.D.P. Peripherals (0.4%)
      66,100        Lexmark International Group, Inc.
                    (Class A)* ...........................        5,486,300
                                                             --------------
                    Electronic Components (1.3%)
      75,000        Rambus Inc.* .........................        5,268,750
     160,000        Solectron Corp.* .....................       13,180,000
                                                             --------------
                                                                 18,448,750
                                                             --------------
                    Electronic Production
                    Equipment (0.5%)
     116,000        Jabil Circuit, Inc.* .................        7,416,750
                                                             --------------
                    Engineering & Construction (0.9%)
     312,400        Metromedia Fiber Network, Inc.
                    (Class A)* ...........................       12,085,975
                                                             --------------
                    Generic Drugs (0.3%)
      86,200        Andrx Corp.* .........................        4,433,913
                                                             --------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Portfolio of Investments November 30, 1999, continued




    NUMBER OF
      SHARES                                                         VALUE
-----------------                                             -------------------
                    Internet Services (18.3%)
  130,500           Ariba Inc.* ...........................   $    23,522,625
  163,000           At Home Corp. (Series A)* .............         7,915,687
   21,900           Commerce One, Inc.* ...................         7,183,200
  151,400           Exodus Communications, Inc.* ..........        16,313,350
   41,400           Kana Communications, Inc.* ............         6,080,625
  209,500           Portal Software, Inc.* ................        24,511,500
  232,500           Starmedia Network Inc.* ...............         6,873,281
  267,200           VeriSign, Inc.* .......................        49,632,400
  205,500           Vignette Corp.* .......................        42,512,813
  315,915           Yahoo! Inc.* ..........................        67,250,406
                                                              ---------------
                                                                  251,795,887
                                                              ---------------
                    Investment Bankers/Brokers/
                    Services (3.0%)
1,374,300           E*TRADE Group, Inc.* ..................        41,229,000
                                                              ---------------
                    Investment Managers (1.2%)
  441,700           Price (T.) Rowe Associates, Inc. ......        15,873,594
                                                              ---------------
                    Life Insurance (1.0%)
  298,400           Hartford Life, Inc. (Class A) .........        13,353,400
                                                              ---------------
                    Medical Equipment &
                    Supplies (0.6%)
  103,700           VISX, Inc.* ...........................         8,043,231
                                                              ---------------
                    Medical Specialties (1.5%)
  200,000           Bard (C.R.), Inc. .....................        10,862,500
  136,700           Minimed, Inc.* ........................        10,004,731
                                                              ---------------
                                                                   20,867,231
                                                              ---------------
                    Mid-Sized Banks (0.2%)
  100,000           First Tennessee National Corp. ........         3,287,500
                                                              ---------------
                    Motor Vehicles (0.5%)
  115,000           Harley-Davidson, Inc. .................         7,015,000
                                                              ---------------
                    Movies/Entertainment (1.0%)
  250,000           Westwood One, Inc.* ...................        14,312,500
                                                              ---------------
                    Other Consumer Services (4.6%)
  295,300           eBay Inc.* ............................        48,724,500
  217,400           Homestore.Com Inc.* ...................        14,144,588
                                                              ---------------
                                                                   62,869,088
                                                              ---------------
                    Other Pharmaceuticals (0.8%)
  109,000           Sepracor, Inc.* .......................        10,573,000
                                                              ---------------
                    Other Specialty Stores (0.4%)
  187,500           Bed Bath & Beyond, Inc.* ..............         5,859,375
                                                              ---------------
                    Other Telecommunications (3.7%)
  307,600           AT&T Canada Inc. (Canada)* ............        11,573,450
  325,000           Broadwing Inc. ........................         9,465,625
  555,516           Global Crossing Ltd. (Bermuda)*........        24,164,946
  128,200           McLeodUSA, Inc. (Class A)* ............         5,512,600
                                                              ---------------
                                                                   50,716,621
                                                              ---------------


    NUMBER OF
      SHARES                                                         VALUE
-----------------                                             -------------------
                    Precision Instruments (0.4%)
  100,000           Waters Corp.* .........................   $     4,900,000
                                                              ---------------
                    Semiconductors (7.0%)
  394,400           Altera Corp.* .........................        21,248,300
  452,700           Maxim Integrated Products, Inc.*.......        36,329,175
  425,000           Xilinx, Inc.* .........................        38,010,938
                                                              ---------------
                                                                   95,588,413
                                                              ---------------
                    Services to the Health Industry (1.2%)
  135,000           Express Scripts, Inc. (Class A)* ......         6,851,250
  343,300           MedQuist Inc.* ........................         9,784,050
                                                              ---------------
                                                                   16,635,300
                                                              ---------------
                    Smaller Banks (0.6%)
  125,000           Zions Bancorporation ..................         8,062,500
                                                              ---------------
                    Telecommunications
                    Equipment (6.5%)
  450,500           American Tower Corp. (Class A)*........        11,769,313
  200,000           QUALCOMM Inc.* ........................        72,450,000
   25,000           Sycamore Networks Inc.* ...............         5,568,750
                                                              ---------------
                                                                   89,788,063
                                                              ---------------
                    TOTAL COMMON STOCKS
                    (Identified Cost $723,344,313).........     1,334,945,848
                                                              ---------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
              SHORT-TERM INVESTMENT (2.7%)
              REPURCHASE AGREEMENT
$ 36,810      The Bank of New York 5.375%
              due 12/01/99 (dated 11/30/99;
              proceeds $36,815,163) (a)
              (Identified Cost $36,809,667)..........       36,809,667
                                                        --------------


TOTAL INVESTMENTS
(Identified Cost $760,153,980) (b).........        99.8%     1,371,755,515
OTHER ASSETS IN EXCESS OF
LIABILITIES ...............................         0.2          3,390,153
                                                  -----      -------------
NET ASSETS ................................       100.0%    $1,375,145,668
                                                  =====

--------------------------------
*       Non-income producing security.
(a) Collateralized by $37,078,056 U.S. Treasury Note 6.125% due 09/30/00 valued at $37,539,730.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $628,876,349 and the aggregate gross unrealized depreciation is $17,274,814, resulting in net unrealized appreciation of $611,601,535.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1999


ASSETS:
Investments in securities, at value
  (identified cost $760,153,980) ..................................     $ 1,371,755,515
Receivable for:
   Shares of beneficial interest sold .............................           6,788,582
   Investments sold ...............................................             755,711
   Dividends ......................................................              41,731
Deferred organizational expenses ..................................              41,081
Prepaid expenses and other assets .................................             121,603
                                                                        ---------------
   TOTAL ASSETS ...................................................       1,379,504,223
                                                                        ===============
LIABILITIES:
Payable for:
   Shares of beneficial interest repurchased ......................           2,629,665
   Plan of distribution fee .......................................             795,036
   Investment management fee ......................................             829,199
Accrued expenses and other payables ...............................             104,655
                                                                        ---------------
   TOTAL LIABILITIES ..............................................           4,358,555
                                                                        ---------------
   NET ASSETS .....................................................     $ 1,375,145,668
                                                                        ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................     $   743,256,860
Net unrealized appreciation .......................................         611,601,535
Accumulated undistributed net realized gain .......................          20,287,273
                                                                        ---------------
   NET ASSETS .....................................................     $ 1,375,145,668
                                                                        ===============
CLASS A SHARES:
Net Assets ........................................................     $    19,934,043
Shares Outstanding (unlimited authorized, $.01 par value) .........             589,256
   NET ASSET VALUE PER SHARE ......................................     $         33.83
                                                                        ===============
   MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) ................     $         35.70
                                                                        ===============
CLASS B SHARES:
Net Assets ........................................................     $ 1,315,929,755
Shares Outstanding (unlimited authorized, $.01 par value) .........          39,445,753
   NET ASSET VALUE PER SHARE ......................................     $         33.36
                                                                        ===============
CLASS C SHARES:
Net Assets ........................................................     $    34,897,583
Shares Outstanding (unlimited authorized, $.01 par value) .........           1,049,821
   NET ASSET VALUE PER SHARE ......................................     $         33.24
                                                                        ===============
CLASS D SHARES:
Net Assets ........................................................     $     4,384,287
Shares Outstanding (unlimited authorized, $.01 par value) .........             129,081
   NET ASSET VALUE PER SHARE ......................................     $         33.97
                                                                        ===============



                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Financial Statements, continued

STATEMENT OF OPERATIONS
For the year ended November 30, 1999


NET INVESTMENT LOSS:
INCOME
Interest ..................................................    $  1,334,422
Dividends (net of $6,000 foreign withholding tax) .........         534,042
                                                               ------------
   TOTAL INCOME ...........................................       1,868,464
                                                               ------------
EXPENSES
Plan of distribution fee (Class A shares) .................          16,178
Plan of distribution fee (Class B shares) .................       4,436,240
Plan of distribution fee (Class C shares) .................         109,805
Investment management fee .................................       3,257,327
Management fee ............................................       1,034,415
Investment advisory fee ...................................         689,610
Transfer agent fees and expenses ..........................         656,717
Shareholder reports and notices ...........................         154,252
Registration fees .........................................          92,140
Professional fees .........................................          69,781
Organizational expenses ...................................          33,034
Custodian fees ............................................          26,780
Trustees' fees and expenses ...............................          21,565
Other .....................................................          19,200
                                                               ------------
   TOTAL EXPENSES .........................................      10,617,044
                                                               ------------
   NET INVESTMENT LOSS ....................................      (8,748,580)
                                                               ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .........................................      44,590,626
Net change in unrealized appreciation .....................     422,052,427
                                                               ------------
   NET GAIN ...............................................     466,643,053
                                                               ------------
NET INCREASE ..............................................    $457,894,473
                                                               ============



                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                             FOR THE YEAR         FOR THE YEAR
                                                                ENDED                 ENDED
                                                          NOVEMBER 30, 1999     NOVEMBER 30, 1998
                                                         -------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................     $  (8,748,580)        $  (3,698,987)
Net realized gain ....................................        44,590,626            31,236,102
Net change in unrealized appreciation ................       422,052,427            37,809,903
                                                           ---------------       -------------
   NET INCREASE ......................................     $ 457,894,473            65,347,018
                                                           ---------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares .......................................              (707)                    -
Class B shares .......................................           (54,653)                    -
Class C shares .......................................            (1,211)                    -
Class D shares .......................................                  (4)                  -
                                                           ----------------      -------------
   TOTAL DISTRIBUTIONS ...............................           (56,575)                    -
                                                           ---------------       -------------
Net increase (decrease) from transactions in shares of
  beneficial interest ................................       703,430,965           (26,033,572)
                                                           ---------------       -------------
   NET INCREASE ......................................     1,161,268,863            39,313,446
NET ASSETS:
Beginning of period ..................................       213,876,805           174,563,359
                                                           ---------------       -------------
   END OF PERIOD .....................................     $1,375,145,668        $ 213,876,805
                                                           ===============       =============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Notes to Financial Statements November 30, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Mid-Cap Equity Trust (the "Fund"), formerly TCW/DW Mid-Cap Equity Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities, including common stocks and securities convertible into common stock, issued by medium-sized companies. The Fund was organized as a Massachusetts business trust on October 17, 1995 and commenced operations on February 27, 1996. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") or TCW Investment Management Company (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Notes to Financial Statements November 30, 1999, continued

more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES - The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $165,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Notes to Financial Statements November 30, 1999, continued

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to a new Investment Management Agreement that took effect June 28, 1999, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the portion of net assets not exceeding $500 million and 0.725% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's Investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a new Sub-Advisory Agreement that took effect June 28, 1999 between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

Prior to June 28, 1999, pursuant to a Management Agreement with Morgan Stanley Dean Witter Services Company Inc. (the "Former Manager"), the Fund paid the Former Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Management Agreement, the Manager maintained certain of the Fund's books and records and furnished, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and paid the salaries of all personnel, including officers of the Fund who were employees of the Manager. The Manager also bore the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Prior to June 28, 1999, pursuant to an Investment Advisory Agreement with the current Sub-Advisor, the Fund paid an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Investment Advisory Agreement, the Fund had retained the current Sub-Advisor to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The current Sub-Advisor obtained and evaluated such information and advice relating to the economy,

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Notes to Financial Statements November 30, 1999, continued

securities markets, and specific securities as it considered necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the current Sub-Advisor paid the salaries of all personnel, including officers of the Fund, who were employees of the current Sub-Advisor.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Notes to Financial Statements November 30, 1999, continued

sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $25,765,238 at November 30, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended November 30, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended November 30, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $3,082, $693,550 and $10,375, respectively and received $154,526 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1999 aggregated $512,599,322 and $310,931,925, respectively.

For the year ended November 30, 1999, the Fund incurred brokerage commissions of $9,005 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1999, the Fund had transfer agent fees and expenses payable of approximately $4,000.


5. FEDERAL INCOME TAX STATUS

As part of the Fund's acquisition of the assets of Morgan Stanley Dean Witter Mid-Cap Growth Fund ("Mid-Cap Growth"), the Fund obtained a net capital loss carryover of approximately $18,137,000 from Mid-Cap Growth. Utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations. During the year ended November 30, 1999, the Fund utilized

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Notes to Financial Statements November 30, 1999, continued

approximately $7,851,000 of this carryover. At November 30, 1999, the Fund had a net capital loss carryover remaining of approximately $10,286,000 which will be available through November 30, 2005 to offset future capital gains to the extent provided by regulations.

As of November 30, 1999, the Fund had temporary book/tax differences attributable to unused capital loss carryover and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $8,748,580.

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Notes to Financial Statements November 30, 1999, continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                                FOR THE YEAR                      FOR THE YEAR
                                                                    ENDED                            ENDED
                                                              NOVEMBER 30, 1999                NOVEMBER 30, 1998
                                                      --------------------------------- --------------------------------
                                                           SHARES           AMOUNT            SHARES          AMOUNT
                                                      --------------- -----------------  --------------- ----------------
CLASS A SHARES
Sold ................................................       634,895    $   17,175,647           70,760    $     975,219
Reinvestment of distributions .......................            23               593                -                -
Acquisition of Morgan Stanley Dean Witter Mid-Cap
  Growth Fund .......................................       137,952         3,450,632                -                -
Repurchased .........................................      (254,595)       (6,451,822)          (5,127)         (68,294)
                                                           --------    --------------           ------    -------------
Net increase - Class A ..............................       518,275        14,175,050           65,633          906,925
                                                           --------    --------------           ------    -------------
CLASS B SHARES
Sold ................................................    11,267,017       301,595,088        2,515,413       32,751,132
Reinvestment of distributions .......................         1,986            50,366                -                -
Acquisition of Morgan Stanley Dean Witter Mid-Cap
  Growth Fund .......................................    20,363,981       503,472,815                -                -
Repurchased .........................................    (5,905,022)     (145,463,060)      (4,871,632)     (60,224,693)
                                                         ----------    --------------       ----------    -------------
Net increase (decrease) - Class B ...................    25,727,962       659,655,209       (2,356,219)     (27,473,561)
                                                         ----------    --------------       ----------    -------------
CLASS C SHARES
Sold ................................................       849,493        22,720,952           41,665          574,086
Reinvestment of distributions .......................            44             1,113                -                -
Acquisition of Morgan Stanley Dean Witter Mid-Cap
  Growth Fund .......................................       264,929         6,532,755                -                -
Repurchased .........................................      (110,763)       (2,910,576)          (3,216)         (41,022)
                                                         ----------    --------------       ----------    -------------
Net increase - Class C ..............................     1,003,703        26,344,244           38,449          533,064
                                                         ----------    --------------       ----------    -------------
CLASS D SHARES
Sold ................................................       688,208        18,792,852                -                -
Reinvestment of distributions .......................             -                 4                -                -
Acquisition of Morgan Stanley Dean Witter Mid-Cap
  Growth Fund .......................................        11,712           294,460                -                -
Repurchased .........................................      (571,762)      (15,830,854)               -                -
                                                         ----------    --------------       ----------    -------------
Net increase - Class D ..............................       128,158         3,256,462                -                -
                                                         ----------    --------------       ----------    -------------
Net increase (decrease) in Fund .....................    27,378,098    $  703,430,965       (2,252,137)   $ (26,033,572)
                                                         ==========    ==============       ==========    =============

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Notes to Financial Statements November 30, 1999, continued

7. ACQUISITION OF MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND

On June 28, 1999, the Fund acquired all the net assets of the Morgan Stanley Dean Witter Mid-Cap Growth Fund ("Mid-Cap Growth") based on the respective valuations as of the close of business on June 25, 1999, pursuant to a plan of reorganization approved by the shareholders of Mid-Cap Growth on June 8, 1999. The acquisition was accomplished by a tax-free exchange of 137,952 Class A shares of the Fund at a net asset value of $25.02 per share for 223,982 Class A shares of Mid-Cap Growth; 20,363,981 Class B shares of the Fund at a net asset value of $24.73 per share for 33,262,962 Class B shares of Mid-Cap Growth; 264,929 Class C shares of the Fund at a net asset value of $24.66 per share for 431,232 Class C shares of Mid-Cap Growth; and 11,712 Class D shares of the Fund at a net asset value of $25.14 per share for 19,083 Class D shares of Mid-Cap Growth. The net assets of the Fund and Mid-Cap Growth immediately before the acquisition were $355,933,256 and $513,750,663, respectively, including unrealized appreciation of $102,903,526 for Mid-Cap Growth. Immediately after the acquisition, the combined net assets of the Fund amounted to $869,683,919.

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                            FOR THE PERIOD
                                                      FOR THE YEAR        FOR THE YEAR      JULY 28, 1997*
                                                         ENDED               ENDED              THROUGH
                                                   NOVEMBER 30, 1999   NOVEMBER 30, 1998   NOVEMBER 30, 1997
                                                  ------------------- ------------------- ------------------
CLASS A SHARES ++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............     $15.60               $10.88              $10.85
                                                      -------              -------             -------
Income (loss) from investment operations:
 Net investment loss ............................      (0.34)               (0.18)              (0.06)
 Net realized and unrealized gain ...............      18.57                 4.90                0.09
                                                      -------              -------             -------
Total income from investment operations .........      18.23                 4.72                0.03
                                                      -------              -------             -------
Net asset value, end of period ..................    $ 33.83(4)            $ 15.60             $ 10.88
                                                     =========             =======             =======
TOTAL RETURN+....................................     116.89 %               43.38 %              0.28 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................       1.23 %(3)             1.55 %(3)           1.55 %(2)
Net investment loss .............................      (0.93)%(3)            (1.40)%(3)          (1.46)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........    $19,934                $1,107              $   58
Portfolio turnover rate .........................         51 %                  52 %                49 %

-------------

*    The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  Includes the effect of a capital gain distribution of $0.004.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Financial Highlights, continued



                                                                                                               FOR THE PERIOD
                                                                  FOR THE YEAR ENDED NOVEMBER 30             FEBRUARY 27, 1996*
                                                        ---------------------------------------------------       THROUGH
                                                              1999++              1998++         1997**++     NOVEMBER 30, 1996
                                                        ------------------ ------------------ ------------- -------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..................        $   15.46        $  10.85        $  10.92         $ 10.00
                                                               ----------        --------        --------         --------
Income (loss) from investment operations:
 Net investment loss ..................................            (0.42)          (0.26)          (0.22)           (0.13)
 Net realized and unrealized gain .....................            18.32            4.87            0.15             1.05
                                                               ----------        --------        --------         --------
Total income (loss) from investment operations ........            17.90            4.61           (0.07)            0.92
                                                               ----------        --------        --------         --------
Net asset value, end of period ........................       $    33.36(4)      $  15.46        $  10.85         $  10.92
                                                              ============       ========        ========         ========
TOTAL RETURN+  ........................................           115.82 %          42.49 %         (0.64)%           9.20 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..............................................             1.74 %(3)        2.20 %(3)       2.29 %           2.28 %(2)
Net investment loss ...................................            (1.44)%(3)       (2.05)%(3)      (2.16)%          (1.79)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...............       $1,315,930         $212,043        $174,412         $205,274
Portfolio turnover rate ...............................               51 %             52 %            49 %             25 %(1)

-------------

 * Commencement of operations.

** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  Includes the effect of a capital gain distribution of $0.004.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Financial Highlights, continued



                                                                                            FOR THE PERIOD
                                                      FOR THE YEAR        FOR THE YEAR      JULY 28, 1997*
                                                         ENDED               ENDED              THROUGH
                                                   NOVEMBER 30, 1999   NOVEMBER 30, 1998   NOVEMBER 30, 1997
                                                  ------------------- ------------------- ------------------
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............    $ 15.45              $ 10.85             $ 10.85
                                                      -------              -------             -------
Income (loss) from investment operations:
 Net investment loss ............................      (0.52)               (0.28)              (0.08)
 Net realized and unrealized gain ...............      18.31                 4.88                0.08
                                                      -------              -------             -------
Total income from investment operations .........      17.79                 4.60                  -
                                                      -------              -------             -------
Net asset value, end of period ..................    $ 33.24(4)           $ 15.45             $ 10.85
                                                     =========             =======             =======
TOTAL RETURN+  ..................................     115.18 %              42.27 %              0.09 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................       1.99 %(3)            2.30 %(3)           2.32 %(2)
Net investment loss .............................      (1.69)%(3)           (2.15)%(3)          (2.22)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........    $34,898               $  712              $   83
Portfolio turnover rate .........................         51 %                 52 %                49 %

-------------

*    The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  Includes the effect of a capital gain distribution of $0.004.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Financial Highlights, continued



                                                                                            FOR THE PERIOD
                                                      FOR THE YEAR        FOR THE YEAR      JULY 28, 1997*
                                                         ENDED               ENDED              THROUGH
                                                   NOVEMBER 30, 1999   NOVEMBER 30, 1998   NOVEMBER 30, 1997
                                                  ------------------- ------------------- ------------------
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............   $ 15.66               $ 10.89             $ 10.85
                                                     -------               -------             -------
Income (loss) from investment operations:
 Net investment loss ............................     (0.21)                (0.15)              (0.05)
 Net realized and unrealized gain ...............     18.52                  4.92                0.09
                                                     -------               -------             -------
Total income from investment operations .........     18.31                  4.77                0.04
                                                     -------               -------             -------
Net asset value, end of period ..................   $ 33.97(4)            $ 15.66             $ 10.89
                                                    =========              =======             =======
TOTAL RETURN+  ..................................    116.96 %               43.80 %              0.37 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................      0.99 %(3)             1.30 %(3)           1.30 %(2)
Net investment loss .............................     (0.69)%(3)            (1.15)%(3)          (1.19)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........    $4,384                $   15              $   10
Portfolio turnover rate .........................        51 %                  52 %                49 %

-------------

*    The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  Includes the effect of a capital gain distribution of $0.004.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Mid-Cap Equity Trust
Report of Independent Accountants

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Mid-Cap Equity Trust (the "Fund"), formerly TCW/DW Mid-Cap Equity Trust, at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
January 11, 2000




                      1999 FEDERAL TAX NOTICE (unaudited)

          During the year ended November 30, 1999, the Fund paid shareholders $.004 per share from long-term capital gains.